NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Specified Amount
                     = $200,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $4,226.48
+ Annual Premium*                   $1,500.00
- Premium Expense Charge**          $   45.00
- Monthly Deduction***              $  351.56
- Mortality & Expense Charge****    $   48.77
+ Hypothetical Rate of Return***** ($   58.85)
                                    ---------
=                                   $   5,222  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3% of each premium payment.

*** The monthly deduction is made up of a $7.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month                                                      COI
             -----                                                  -------
                1                                                   $ 22.27
                2                                                   $ 22.28
                3                                                   $ 22.28
                4                                                   $ 22.29
                5                                                   $ 22.29
                6                                                   $ 22.29
                7                                                   $ 22.30
                8                                                   $ 22.30
                9                                                   $ 22.31
               10                                                   $ 22.31
               11                                                   $ 22.32
               12                                                   $ 22.32

             Total                                                  $276.56

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month                                                 Interest
             -----                                                 --------
                1                                                  ($ 5.09)
                2                                                  ($ 5.06)
                3                                                  ($ 5.02)
                4                                                  ($ 4.99)
                5                                                  ($ 4.96)
                6                                                  ($ 4.92)
                7                                                  ($ 4.89)
                8                                                  ($ 4.85)
                9                                                  ($ 4.82)
               10                                                  ($ 4.78)
               11                                                  ($ 4.75)
               12                                                  ($ 4.71)

             Total                                                 ($58.85)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $5,222.31
- Year 5 Surrender Charge           $1,553.20
                                    ---------
=                                   $   3,669  (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Specified Amount
                     = $200,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $4,950.37
+ Annual Premium*                   $1,500.00

- Premium Expense Charge**          $   45.00
- Monthly Deduction***              $  350.33
- Mortality & Expense Charge****    $   56.75
+ Hypothetical Rate of Return*****  $  307.90
                                    ---------
=                                   $   6,306  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3% of each premium payment.

*** The monthly deduction is made up of a $7.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month                                                      COI
             -----                                                  -------
                1                                                   $ 22.19
                2                                                   $ 22.19
                3                                                   $ 22.19
                4                                                   $ 22.19
                5                                                   $ 22.19
                6                                                   $ 22.19
                7                                                   $ 22.19
                8                                                   $ 22.20
                9                                                   $ 22.20
               10                                                   $ 22.20
               11                                                   $ 22.20
               12                                                   $ 22.20

             Total                                                  $266.33

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts.
The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month                                                 Interest
             -----                                                 --------
                1                                                   $ 25.84
                2                                                   $ 25.81
                3                                                   $ 25.78
                4                                                   $ 25.74
                5                                                   $ 25.71

                6                                                   $ 25.68
                7                                                   $ 25.64
                8                                                   $ 25.61
                9                                                   $ 25.58
               10                                                   $ 25.54
               11                                                   $ 25.51
               12                                                   $ 25.47

             Total                                                  $307.90

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $6,306.19
- Year 5 Surrender Charge           $1,553.20
                                    ---------
=                                   $   4,753  (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Specified Amount
                     = $200,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $5,678.10
+ Annual Premium*                   $1,500.00
- Premium Expense Charge**          $   45.00
- Monthly Deduction***              $  348.92
- Mortality & Expense Charge****    $   65.92
+ Hypothetical Rate of Return*****  $  772.42
                                    ---------
=                                   $   7,581  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3% of each premium payment.

*** The monthly deduction is made up of a $7.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month                                                      COI
             -----                                                  -------
                1                                                   $ 22.10
                2                                                   $ 22.09
                3                                                   $ 22.09
                4                                                   $ 22.09
                5                                                   $ 22.08
                6                                                   $ 22.08
                7                                                   $ 22.08
                8                                                   $ 22.07
                9                                                   $ 22.07
               10                                                   $ 22.06
               11                                                   $ 22.06
               12                                                   $ 22.06

             Total                                                  $264.92

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts.
The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month                                                 Interest
             -----                                                 --------
                1                                                   $ 62.96
                2                                                   $ 63.21
                3                                                   $ 63.46
                4                                                   $ 63.71
                5                                                   $ 63.97
                6                                                   $ 64.23
                7                                                   $ 64.49
                8                                                   $ 64.75
                9                                                   $ 65.01
               10                                                   $ 65.28
               11                                                   $ 65.55
               12                                                   $ 65.82

             Total                                                  $772.42

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $7,580.68
- Year 5 Surrender Charge           $1,553.20
                                    ---------
=                                   $   6,027  (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Specified Amount
                     = $200,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $4,090.07
+ Annual Premium*                   $1,500.00
- Premium Expense Charge**          $   45.00
- Monthly Deduction***              $  404.17
- Mortality & Expense Charge****    $   47.30
+ Hypothetical Rate of Return***** ($   57.08)
                                    ---------
=                                   $   5,037  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3% of each premium payment.

*** The monthly deduction is made up of a $7.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month                                                      COI
             -----                                                  -------
                1                                                   $ 26.65
                2                                                   $ 26.65
                3                                                   $ 26.66
                4                                                   $ 26.67
                5                                                   $ 26.67
                6                                                   $ 26.68

                7                                                   $ 26.68
                8                                                   $ 26.69
                9                                                   $ 26.70
               10                                                   $ 26.70
               11                                                   $ 26.71
               12                                                   $ 26.71

             Total                                                  $320.17

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts.
The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month                                                  Interest
             -----                                                  --------
                1                                                   ($ 4.97)
                2                                                   ($ 4.93)
                3                                                   ($ 4.89)
                4                                                   ($ 4.85)
                5                                                   ($ 4.81)
                6                                                   ($ 4.78)
                7                                                   ($ 4.74)
                8                                                   ($ 4.70)
                9                                                   ($ 4.66)
               10                                                   ($ 4.62)
               11                                                   ($ 4.58)
               12                                                   ($ 4.55)

             Total                                                  ($57.08)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $5,036.52
- Year 5 Surrender Charge           $1,553.20
                                    ---------
=                                   $   3,483  (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Specified Amount
                     = $200,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $4,797.15
+ Annual Premium*                   $1,500.00
- Premium Expense Charge**          $   45.00
- Monthly Deduction***              $  402.74
- Mortality & Expense Charge****    $   55.09
+ Hypothetical Rate of Return*****  $  298.92
                                    ---------
=                                   $   6,093  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3% of each premium payment.

*** The monthly deduction is made up of a $7.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month                                                      COI
             -----                                                  -------
                1                                                   $ 26.55
                2                                                   $ 26.55
                3                                                   $ 26.56
                4                                                   $ 26.56
                5                                                   $ 26.56
                6                                                   $ 26.56
                7                                                   $ 26.56
                8                                                   $ 26.56
                9                                                   $ 26.57
               10                                                   $ 26.57
               11                                                   $ 26.57
               12                                                   $ 26.57

             Total                                                  $318.74

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month                                                 Interest
             -----                                                 --------
                1                                                   $ 25.20
                2                                                   $ 25.15
                3                                                   $ 25.10
                4                                                   $ 25.04
                5                                                   $ 24.99
                6                                                   $ 24.94
                7                                                   $ 24.88
                8                                                   $ 24.83
                9                                                   $ 24.78
               10                                                   $ 24.72
               11                                                   $ 24.67
               12                                                   $ 24.61

             Total                                                  $298.92

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $6,093.24
- Year 5 Surrender Charge           $1,553.20
                                    ---------
=                                   $   4,540  (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Specified Amount
                     = $200,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $5,596.45
+ Annual Premium*                   $1,500.00

- Premium Expense Charge**          $   45.00
- Monthly Deduction***              $  401.09
- Mortality & Expense Charge****    $   64.05
+ Hypothetical Rate of Return*****  $  750.52
                                    ---------
=                                   $   7,337  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3% of each premium payment.

*** The monthly deduction is made up of a $7.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month                                                      COI
             -----                                                  -------
                1                                                   $ 26.44
                2                                                   $ 26.44
                3                                                   $ 26.44
                4                                                   $ 26.43
                5                                                   $ 26.43
                6                                                   $ 26.43
                7                                                   $ 26.42
                8                                                   $ 26.42
                9                                                   $ 26.42
               10                                                   $ 26.41
               11                                                   $ 26.41
               12                                                   $ 26.41

             Total                                                  $317.09

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts.
The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month                                                 Interest
             -----                                                 --------
                1                                                   $ 61.42
                2                                                   $ 61.62
                3                                                   $ 61.82
                4                                                   $ 62.02
                5                                                   $ 62.22

                6                                                   $ 62.43
                7                                                   $ 62.64
                8                                                   $ 62.85
                9                                                   $ 63.06
               10                                                   $ 63.27
               11                                                   $ 63.48
               12                                                   $ 63.70

             Total                                                  $750.52

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $7,336.83
- Year 5 Surrender Charge           $1,553.20
                                    ---------
=                                   $   5,784  (rounded to the nearest dollar)